FOURTH AMENDMENT TO
             AMENDED AND RESTATED CREDIT AGREEMENT


     THIS FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Fourth Amendment"), dated as of March 31, 1997, is entered into among AMERICAN FREIGHTWAYS CORPORATION, an Arkansas corporation ("AFC"), AMERICAN FREIGHTWAYS, INC., an Arkansas corporation ("AFI"; AFC and AFI are referred to collectively as the "Companies" and individually as a "Company"), the banks listed on the signature pages hereof (the "Lenders"), NATIONSBANK OF TEXAS, N.A., in its capacity as agent (in said capacity, the "Agent").


                           BACKGROUND

     A. Companies, Lenders and Agent are parties to that certain Amended and Restated Credit Agreement, dated as of October 20, 1994, as amended by that certain First Amendment to Amended and Restated Credit Agreement, dated as of May 31, 1995, that certain Second Amendment to Amended and Restated Credit Agreement, dated as of March 26, 1996, and that certain Third Amendment to Amended and Restated Credit Agreement, dated as of May 31, 1996 (said Credit Agreement, as amended, the "Credit Agreement"; the terms defined in the Credit Agreement and not otherwise defined herein shall be used herein as defined in the Credit Agreement).

     B. Companies, Lenders and Agent desire to amend the Credit Agreement to (i) extend the Maturity Date and (ii) revise
Section 5.03 thereof.

     NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, Companies, Lenders and Agent covenant and agree as follows:

     1.        AMENDMENTS.

          (a)       The definition of "Maturity Date" set forth in
     Article I of the Credit Agreement is hereby amended to read as follows:

                    "'Maturity Date' means April 1, 2002, or such earlier date the Obligation becomes due and payable
          (whether by acceleration, prepayment in full or otherwise) or such later date as extended pursuant to
          Section 2.12."

          (b) Section 5.03 of the Credit Agreement is hereby deleted in its entirety and the following is inserted in lieu thereof:

                    "Section 5.03.  Fixed Charge Ratio.  The
          Companies will not permit the ratio of Income Available for Fixed Charges (based on the four fiscal quarters immediately prior to the date of determination) to Fixed Charges (based on the four fiscal quarters immediately prior to the date of determination) to be less than (a) 1.80 to 1 at the end of each fiscal quarter during fiscal year 1997 and (b) 2.00 to 1 at the end of each fiscal quarter thereafter."

     2. REPRESENTATIONS AND WARRANTIES TRUE; NO EVENT OF DEFAULT. By its execution and delivery hereof, each Company represents and warrants that, as of the date hereof and after giving effect to the amendments contemplated by the foregoing
Section 1:

          (a) the representations and warranties contained in the Credit Agreement are true and correct on and as of the date hereof as made on and as of such date;

          (b) no event has occurred and is continuing which constitutes a Default or an Event of Default;

          (c) each Company has full power and authority to execute and deliver this Fourth Amendment, and this Fourth Amendment and the Credit Agreement, as amended hereby, constitute the legal, valid and binding obligations of such Company, enforceable in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and except as rights to indemnity may be limited by federal or state securities laws; and

          (d) no authorization, approval, consent, or other action by, notice to, or filing with, any governmental authority or other Person (including, but not limited to, with respect to the Prudential Debt), other than the Board of Directors of the Companies is required for the execution, delivery or performance by each Company of this Fourth Amendment.

     3. CONDITIONS OF EFFECTIVENESS. This Fourth Amendment shall be effective as of March 31, 1997, subject to the following:

          (a) Agent shall have received counterparts of this Fourth Amendment executed by each Lender;

          (b) Agent shall have received counterparts of this Fourth Amendment executed by each Company;

          (c) Agent shall have received certified copies of resolutions of each Company authorizing execution, delivery and performance of this Fourth Amendment; and

          (d) Agent shall have received, in form and substance satisfactory to Agent and its counsel, such other documents, certificates and instruments as Agent shall require.

     4.        REFERENCE TO THE CREDIT AGREEMENT.

          (a) Upon the effectiveness of this Fourth Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", or words of like import shall mean and be a reference to the Credit Agreement, as affected and amended hereby.

          (b) The Credit Agreement, as amended by the amendments referred to above, shall remain in full force and effect and is hereby ratified and confirmed.

     5. COSTS, EXPENSES AND TAXES. The Companies, jointly and severally, agree to pay on demand all costs and expenses of Agent in connection with the preparation, reproduction, execution and delivery of this Fourth Amendment and the other instruments and documents to be delivered hereunder (including the reasonable fees and out-of-pocket expenses of counsel for Agent with respect thereto and with respect to advising Agent as to its rights and responsibilities under the Credit Agreement, as hereby amended).

     6. EXECUTION IN COUNTERPARTS. This Fourth Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument.

     7. GOVERNING LAW: BINDING EFFECT. This Fourth Amendment shall be governed by and construed in accordance with the laws of the State of Texas and shall be binding upon each Company and each Lender and their respective successors and assigns.

     8. HEADINGS. Section headings in this Fourth Amendment are included herein for convenience of reference only and shall not constitute a part of this Fourth Amendment for any other purpose.

     9. JOINT AND SEVERAL OBLIGATIONS. The Companies acknowledge and agree that their obligations and duties under the Credit Agreement and the other Loan Papers are joint and several in all instances.

     10. ENTIRE AGREEMENT. THE CREDIT AGREEMENT, AS AMENDED BY THIS FOURTH AMENDMENT, AND THE OTHER LOAN PAPERS REPRESENT THE
FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED
BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL
AGREEMENTS BETWEEN THE PARTIES.


          REMAINDER OF PAGE LEFT INTENTIONALLY BLANK

     IN WITNESS WHEREOF, the parties hereto have executed this Fourth Amendment as the date first above written.

                              AMERICAN FREIGHTWAYS CORPORATION

                              By:  /s/Frank Conner
                                   Name:  Frank Conner
                                   Title:  Executive Vice
                                           President


                              AMERICAN FREIGHTWAYS, INC.

                              By:  /s/Frank Conner
                                   Name:  Frank Conner
                                   Title:  Executive Vice
                                           President


                              NATIONSBANK OF TEXAS, N.A.
                              as Agent and as a Lender

                              By:  /s/Bianca Hemmen
                                   Name:  Bianca Hemmen
                                   Title:  Senior Vice President


                              TEXAS COMMERCE BANK NATIONAL
                              ASSOCIATION

                              By:  /s/Michael Lister
                                   Name:  Michael Lister
                                   Title:  Vice President


                              WACHOVIA BANK OF GEORGIA, N.A.

                              By:  /s/John B. Tibe
                                   Name:  John Tibe
                                   Title:  A. Vice President

                              ABN-AMRO
                              BANK N.V., HOUSTON AGENCY

                              By: ABN-AMRO NORTH AMERICA, INC.,
                                  as agent

                                   By:  /s/David P. Orr
                                        Name:  David P. Orr
                                        Title:  Vice President

                                   By:  /s/Diego Puiggari
                                        Name:  Diego Puiggari
                                        Title:Vice Presient


                               CREDIT LYONNAIS NEW YORK BRANCH

                               By:  /s/Robert Ivosevich
                                   Name:  Robert Ivosevich
                                   Title:  Senior Vice President


                               THE FIRST
                               NATIONAL BANK OF CHICAGO

                               By:  /s/David G. Dixon
                                    Name:  David G. Dixon
                                    Title:  Authorized Agent